UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

                              INVESTMENT COMPANIES

Investment Company Act file number  811-05083

             WORLDWIDE INSURANCE TRUST - WORLDWIDE HARD ASSETS FUND
               (Exact name of registrant as specified in charter)

                       99 Park Avenue, New York, NY 10016
               (Address of principal executive offices) (Zip code)

                         Van Eck Associates Corporation
                       99 PARK AVENUE, NEW YORK, NY 10016
                     (Name and address of agent for service)

Registrant's telephone number, including area code: (212) 687-5200

Date of fiscal year end:  DECEMBER 31

Date of reporting period: JUNE 30, 2005

<

Item 1. REPORT TO SHAREHOLDERS.


                                                                  VAN ECK GLOBAL

                                                       Worldwide Insurance Trust


                                                              SEMI-ANNUAL REPORT
                                                                   JUNE 30, 2005







                                                      WORLDWIDE HARD ASSETS FUND




















                          GLOBAL INVESTMENTS SINCE 1955

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The information in the shareholder letter represents the personal opinions of the investment team members and may differ from those of other portfolio managers or of the firm as a whole. This information is not intended to be a forecast of future events, a guarantee of future results or investment advice. Also, please note that any discussion of the Fund's holdings, the Fund's performance, and the views of the investment team members are as of June 30, 2005 and are subject to change.

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                           WORLDWIDE HARD ASSETS FUND
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Dear Shareholder:

We are pleased to report that the Initial Class shares of the Van Eck Worldwide Hard Assets Fund provided a total return of 16.40% for the year-to-date period ended June 30, 2005. Developments in emerging markets, particularly China, fueled the demand for commodities and pushed up the prices of oil and other commodities globally. Hard asset securities outperformed the general stock market during the last five calendar years, and the first six months of 2005 saw a continuation of this trend. Indeed, the Goldman Sachs Natural Resources (GSR) Index(1) rose 15.55% for the first half, while the Standard & Poor's (S&P) 500 Index(2) returned -0.81%. The Fund outperformed the GSR Index during the period under review, and hard asset investments clearly offered investors diversification benefits in the form of competitive returns and limited correlation to traditional financial markets.

MARKET AND ECONOMIC REVIEW

The first half of 2005 saw a continuation of the positive trends seen in hard asset sectors over the past five years. After reaching cyclical lows in the late 1990s, hard assets have rebounded to provide investors with attractive returns--both on an absolute basis and on a relative basis as compared to more traditional financial assets. Economic growth in the Far East, particularly China and India, has fueled unprecedented demand for commodities. Thus far in 2005, the benefits of global development have been distributed across many hard asset sectors, the most dramatic result being record pricing for oil. Overall, commodities (as measured by the CRB Index(3)) experienced a 5.67% gain for the year-to-date period, while commodity-related equities performed even better with a 15.55% return, as measured by the GSR Index.

ENERGY

While inventory builds, dollar strength and hedge fund selling set the sectors back earlier in the period, growing global demand and insecurity of supply pushed the price of oil to $60 a barrel toward the end of June. Concerns over peaking oil production also continued to weigh in as supply-side issues involving political as well as serious technical challenges will need to be resolved in order to meet global demand. Industry experts have noted that there have been no new major oil discoveries since 1979. The market continued to focus on the limited spare capacity in the crude oil market. Perception of a potential distillate shortage was a key driver of the recent rise in crude prices (since mid May). Fundamentals in distillate remain healthy with inventories below normal levels, strong demand, talk of tankers taking distillate from the Gulf Coast to China, and a tight gas and oil market in Europe.

Also of note was the aggressive move by China toward the end of June to challenge U.S. dominance of the global energy market with an $18.5 billion bid by state-run firm Cnooc for the American petrochemical company Unocal. This takeover attempt underscored the rising demand for commodities coming from the world's most populous nation. Demand in China has grown so fast that it has overtaken Japan as the world's second biggest importer of crude after the U.S.

INDUSTRIAL METALS

2005 has been a challenging year so far for iron and steel companies and other metal-related stocks. Once among the market's leading sectors, metals have now become laggards. The cause is, in our view, the result of a basic pattern of commodity cycles. For example, just as a shortage of steel in the latter half of 2004 triggered a price boom, increasing supplies have weighed prices back down. While world economic growth has been steady, it has not been strong enough to absorb the new supply flooding the market. Worldwide steel output increased during the first six months of the year, with a significant increase of more than 25% seen in Chinese output. Though the government appears committed to slowing economic expansion, the mills continue to churn out more steel, and China will likely be a net exporter this year. Consequently, prices have softened, and several global steel producers have announced cutbacks and price cuts in response.

PRECIOUS METALS

After a six-month downward trend of lower highs, the gold market made a strong advance toward the end of the first half of 2005. The catalyst for the turnaround was the defeat of two referendums to

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                           WORLDWIDE HARD ASSETS FUND
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ratify the European Union (EU) Constitution, first in France on May 29, then in the Netherlands in early June. Confidence in the European political and monetary block was further damaged by the inability of EU officials to reach a consensus on the 2007-2013 budget. For the past three years, the euro has been seen as a refuge from a falling dollar weighed down by unprecedented current account deficits and growing fiscal deficits. However, the markets have apparently come to realize that the Eurozone is no oasis of economic stability. We believe that the process of unification may perpetually risk failure so long as there are rules inhibiting the free flow of people, goods and capital across political boundaries. Importantly, gold made an all-time high in euros in June, breaking above the EUR350 ceiling that has been in place for the past three years.

Given recent strength of the U.S. dollar, some analysts have expressed surprise that gold was able to sustain levels above $400 this year. Strong physical demand from India, Turkey and the Middle East have helped to underpin the gold price. Economies in this region are booming due to growth in trade and the high oil prices. These are major centers of gold jewelry and a region in which gold plays a critical role as an investment vehicle. Also, early in the year, gold was being pressured by the British who were proposing to use IMF gold sales to eliminate $40 billion in poor country debt. As the year unfolded, this pressure subsided as it became apparent that the U.S. would not allow such sales.

A disappointing (and rare) aspect of the recent gold market has been the underperformance of the gold shares relative to gold. We have attributed the poor returns in gold shares to a lack of earnings growth due to increasing operating and capital costs, which in turn have been caused by strong commodities prices and strong local currencies. Since 2003 cost drivers such as diesel, copper and steel have increased by over 50% with the extraordinary demand from China. Likewise, a rise in labor costs has resulted from strong currencies in Australia, Canada and South Africa. Toward the end of the period, however, gold shares saw a return to their historical gold share index leverage to gold and advanced roughly double the gain in bullion in June.

REAL ESTATE

During the first six months of the year, real estate investments continued to turn in stronger-than-expected returns. REITs (real estate investment trusts) gained 6.35%, as measured by the Morgan Stanley REIT Index.(4) Overall, a tepid stock market and attractive dividend yields held investor interest, and net flows into the sector continued at a strong pace.

The first quarter of the year was somewhat challenging for the REIT markets. Investor sentiment suffered as many feared the sector was overvalued after a long period of outperformance. In addition, many believed that rising interest rates would have a negative impact on the performance of real estate equities. The second quarter, however, saw a recovery for most REITs and share prices rose. While U.S. economic growth moderated somewhat, lower expectations regarding inflation continued to pressure bond yields lower. This environment created a positive backdrop for REIT shares. Investors bid up higher quality REITs, and those with high earnings multiples and low dividend yields generally outperformed those with higher yields and lower multiples (i.e., those companies with higher quality balance sheets tended to outperform). The rise in REIT share prices during the latter half of the period can be attributed, in large part, to strong first quarter earnings reports that in most cases met or exceeded Wall Street expectations. In addition, many commercial property companies took advantage of growing acquisition opportunities and began to expand their portfolios rapidly during the period.

FOREST PRODUCTS AND PAPER

During the first six months of 2005, forest product and paper companies reported disappointing earnings, and the outlook for most paper grades continued to deteriorate. Costs in the form of chemicals, energy and wood chips continued to squeeze profit margins while operating rates remained low and demand remained tepid. The one bright spot has been timberland. Prices in this sector escalated as endowments and pensions sought out uncorrelated asset classes, resulting in money flowing into this sector characterized by limited supply.

                                       2
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                           WORLDWIDE HARD ASSETS FUND
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FUND REVIEW

During the first half of the year, we continued to concentrate the Fund's assets in the energy complex. We have found strong value opportunities in the equity component of the energy universe, as we believe that energy company valuations have not discounted nearly what the "crude forward curve" on the commodity side suggests for long-term prices. The "crude forward curve" describes the anticipated value of the future spot price of oil compared to the current price and is influenced, among other factors, by current price and inventory levels, transportation and storage costs and supply/demand balances. Given our view on the maturity of North American oil and natural gas reserves, a critical component of our investment consideration has been to obtain exposure to discoveries of major emerging resources. In recent years, significant low-risk resource plays have evolved in areas such as the Pinedale Anticline in Wyoming and the Barnett Shale in the Fort Worth Basin, Texas. The shares of companies developing these plays have shown strong outperformance. For example, Southwestern Energy Co. (2.9% of Fund net assets as of June 30) may potentially be uncovering a significant resource in the Fayetteville Shale trend in Arkansas, and we have taken a meaningful stake in the company.

We have closely watched the industrial metal complex in search of compelling value opportunities, which we believe reside on the equity side. There has been quite a bit of consolidation activity in the space during the past twelve months, and we look for additional acquisitions to take place. We have developed a strong outlook for industrial metals such as nickel and zinc. We have been less excited about copper, which we believe may have peaked. Therefore, we have concentrated the Fund's industrial metals exposure into nickel and zinc stocks, as well as the commodity in the case of zinc.

Over the course of the past six months, we have taken some capital out of the precious metals arena. We preferred to allocate resources to other commodity-related sectors, as we believed gold would underperform in light of a strengthening dollar. We do, however, maintain a bullish longer-term view on gold. As gold shares are currently trading at unprecedented valuation levels compared with bullion, we see value in gold-mining companies and believe that there will be more corporate acquisition activity at these price points.

The Fund's exposure to the overall real estate sector remained relatively stable, changing from 5.5% at year-end 2004 to 4.6% at June 30, 2005. The Fund's primary concentration within the sector remains in North American real estate markets. In terms of property sectors, the Fund maintained its large allocation to the hotel sector (1.6% of Fund net assets at June 30), as fundamentals for luxury hotels in major urban areas continued to accelerate rapidly. We also focused on the apartment sector, as we felt that the group may benefit from continued talks of a housing bubble (the increase in housing activity had hurt the apartment sector in recent years). Overall, we remain committed to real estate equities as a means to offer portfolio stability and risk management, as the correlation of REITs to other commodity universes is relatively low. However, given real estate's deteriorating valuations and the attractiveness of other hard asset sectors, we have focused the Fund's capital on attractive investment opportunities elsewhere in the hard asset universe.

Exposure to the forest products and paper sector remained at a modest 6.5% throughout the first half of the year. While Canadian producers appeared to be in a structurally negative environment as a result of the strong Canadian dollar and reduced fiber sources, there were investment opportunities in other areas of the group as valuations remained reasonably attractive.

                                      * * *

While we continue to believe there is significant growth potential in hard asset sectors, we would like to stress to investors that careful due diligence should be exercised when choosing the means of exposure to commodities. The Van Eck Worldwide Hard Assets Fund distinguishes itself by investing in both commodity-related equities and commodity derivatives. In addition, the Fund invests in several different hard asset sectors across many geographic regions. This investment style, in our view, offers a diversified approach to natural resource investing and can potentially limit volatility when compared to funds that invest in only one sector.

                                       3
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                           WORLDWIDE HARD ASSETS FUND
--------------------------------------------------------------------------------

The Fund is subject to risks associated with its investments in hard assets, including real estate, precious metals and natural resources, and can be significantly affected by events relating to these industries, including international political and economic developments, inflation, and other factors. The Fund's securities may experience substantial price fluctuations as a result of these factors, and may move independently of the trends of industrialized companies. The Fund is also subject to non-diversification risk, leverage risk, illiquid securities risk, risks associated with investment in debt securities, including credit risk and interest rate risk, inflation risk, and foreign securities risks, including those related to adverse political and economic developments unique to a country or a region, currency fluctuations or controls, and the possibility of expropriation, nationalization or confiscatory taxation.

An investment in the Fund should be considered part of an overall investment program, rather than a complete investment program.

We appreciate your continued investment in the Van Eck Worldwide Hard Assets Fund, and we look forward to helping you meet your investment goals in the future.


[DEREK S. VAN ECK PHOTO]           [CHARLES T. CAMERON PHOTO]

[DEREK S. VAN ECK SIGNATURE]       [CHARLES T. CAMERON SIGNATURE]

DEREK S. VAN ECK                   CHARLES T. CAMERON
INVESTMENT TEAM MEMBER             INVESTMENT TEAM MEMBER

[JOSEPH M. FOSTER PHOTO]           [SAMUEL R. HALPERT PHOTO]

[JOSEPH M. FOSTER SIGNATURE]       [SAMUEL R. HALPERT SIGNATURE]

JOSEPH M. FOSTER                   SAMUEL R. HALPERT
INVESTMENT TEAM MEMBER             INVESTMENT TEAM MEMBER

[GREGORY F. KRENZER PHOTO]         [CHARL MALAN PHOTO]

[GREGORY F. KRENZER SIGNATURE]     [CHARL MALAN SIGNATURE]

GREGORY F. KRENZER                 CHARL MALAN
INVESTMENT TEAM MEMBER             INVESTMENT TEAM

[SHAWN REYNOLDS PHOTO]

[SHAWN REYNOLDS SIGNATURE]

SHAWN REYNOLDS
INVESTMENT TEAM MEMBER

July 11, 2005

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                           WORLDWIDE HARD ASSETS FUND
--------------------------------------------------------------------------------

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS; CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. PERFORMANCE INFORMATION FOR THE CLASS R1 SHARES REFLECTS CURRENT TEMPORARY WAIVERS OF EXPENSES AND/OR FEES. HAD THE FUND INCURRED ALL EXPENSES, INVESTMENT RETURNS WOULD HAVE BEEN REDUCED. INVESTMENT RETURN AND VALUE OF SHARES OF THE FUND WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THESE RETURNS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DIVIDENDS AND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. THESE RETURNS DO NOT TAKE VARIABLE ANNUITY/LIFE FEES AND EXPENSES INTO ACCOUNT. PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END IS AVAILABLE BY CALLING 1-800-826-2333.

The Fund is only available to life insurance and annuity companies to fund their variable annuity and variable life insurance products. These contracts offer life insurance and tax benefits to the beneficial owners of the Fund. Your insurance or annuity company's charges, fees and expenses for these benefits are not reflected in this report or in the Fund's performance, since they are not direct expenses of the Fund. Had these fees been included, returns would have been lower. For insurance products, performance figures do not reflect the cost for insurance and if they did, the performance shown would be significantly lower. A review of your particular life and/or annuity contract will provide you with much greater detail regarding these costs and benefits.

All references to Fund assets refer to Total Net Assets.

All indices listed are unmanaged indices and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. An index's performance is not illustrative of the Fund's performance. Indices are not securities in which investments can be made.

(1) The Goldman Sachs Natural Resources (GSR) Index is a modified capitalization-weighted index which includes companies involved in the following categories: extractive industries, energy companies, owners and operators of timber tracts, forestry services, producers of pulp and paper, and owners of plantations.

(2) The S&P (Standard & Poor's) 500 Index consists of 500 widely held common stocks, covering four broad sectors (industrials, utilities, financial and transportation). It is a market value-weighted index (stock price times shares outstanding), with each stock affecting the Index in proportion to its market value. Construction of the S&P 500 Index proceeds from industry group to the whole. Since some industries are characterized by companies of relatively small-stock capitalization, the Index is not comprised of the 500 largest companies on the New York Stock Exchange. This Index, calculated by Standard & Poor's, is a total return index with dividends reinvested.

(3) The CRB/Reuters Futures Prices (CRB) Index is an equal-weighted geometric average of commodity price levels relative to the base year average price.

(4) The Morgan Stanley REIT (RMS) Index is a total return index of the most actively traded real estate investment trusts and is designed to be a measure of real estate equity performance.

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                           WORLDWIDE HARD ASSETS FUND
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                            GEOGRAPHICAL WEIGHTINGS*
                         AS OF JUNE 30, 2005 (UNAUDITED)


            (THE DATA BELOW REPRESENTS A GRAPH IN THE PRINTED PIECE)


                           United States       60.7%
                           Canada              16.7%
                           Cash/Equivalents
                           less Other Assets
                           Less Liabilities     4.6%
                           United Kingdom       4.5%
                           Australia            3.7%
                           South Africa         3.2%
                           Brazil               3.0%
                           France               1.2%
                           Finland              0.6%
                           Norway               0.5%
                           Hong Kong            0.5%
                           Russia               0.4%
                           Peru                 0.4%



                  --------------------------------------------
                                TOP TEN SECTORS*
                         AS OF JUNE 30, 2005 (UNAUDITED)
                  --------------------------------------------
                  Oil & Gas ...........................  48.3%
                  Mining ..............................  18.9%
                  Oil & Gas Services ..................  12.4%
                  Forest Products & Paper .............   6.5%
                  Real Estate .........................   2.2%
                  Engineering & Construction ..........   1.7%
                  Lodging .............................   1.6%
                  Agriculture .........................   1.3%
                  Electric ............................   0.9%
                  REITs ...............................   0.6%
                  --------------------------------------------


---------------------------

* PERCENTAGE OF NET ASSETS.
  PORTFOLIO IS SUBJECT TO CHANGE.

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                           WORLDWIDE HARD ASSETS FUND
            TOP TEN EQUITY HOLDINGS AS OF JUNE 30, 2005* (UNAUDITED)
--------------------------------------------------------------------------------

GLOBALSANTAFE CORP.
(U.S., 3.7%)

GlobalSantaFe is an international offshore and land contract driller and provides drilling-related services, including third-party rig operators, incentive drilling and drilling engineering and project management services.

HALLIBURTON CO.
(U.S., 3.6%)

Halliburton provides energy services and engineering and construction services and also manufactures products for the energy industry. The company offers discrete services and products and integrated solutions to customers in the exploration, development and production of oil and natural gas.

BJ SERVICES CO.
(U.S., 3.4%)

BJ Services provides pressure pumping and other oilfield services for the petroleum industry. The company's pressure pumping services consist of cementing and stimulation services used in the completion of new oil and natural gas wells, and in remedial work on existing wells, both onshore and offshore. Other services include product and equipment sales and inspection.

NABORS INDUSTRIES LTD.
(U.S., 3.1%)

Nabors Industries is a land drilling contractor and also performs well servicing and workovers. The company conducts oil, gas and geothermal land drilling operations in the continental United States, Alaska and Canada as well as in South and Central America and the Middle East. Nabors' well-site services include oilfield management, well logging and other support services.

SOUTHWESTERN ENERGY CO.
(U.S., 2.9%)

Southwestern Energy is an integrated energy company primarily focused on natural gas. The company explores for and produces natural gas and crude oil. Southwestern Energy also conducts operations in natural gas gathering, transmission and marketing as well as natural gas distribution.

TALISMAN ENERGY, INC.
(CANADA, 2.6%)

Talisman Energy is a Canadian-based international upstream oil and gas producer with operations in Canada, the North Sea and Indonesia. The company also conducts exploration in Algeria, Trinidad and Colombia.

NEWFIELD EXPLORATION CO.
(U.S., 2.3%)

Newfield Exploration is an independent oil and gas company, which explores, develops and acquires oil and natural gas properties. The company operates in the Gulf of Mexico, the onshore United States Gulf Coast, offshore Australia and the Bohai Bay in China.

XTO ENERGY, INC.
(U.S., 2.2%)

XTO Energy is a natural gas producer that acquires, exploits and develops long-lived oil and gas properties. The company's properties are all located in the United States, concentrated in Texas, Oklahoma, Kansas, New Mexico, Colorado, Arkansas, Wyoming, Louisiana and Alaska.

BOIS D'ARC ENERGY, INC.
(U.S., 2.1%)

Bois d'Arc Energy discovers and produces oil and natural gas in the Gulf of Mexico shelf. The company's operations include the usage of seismic and drilling technology.

RANDGOLD RESOURCES LTD.
(UK, 2.0%)

Randgold Resources explores for and develops mines and mineral interests in sub-Saharan Africa. The company also acquires and rehabilitates existing under-performing gold mines as well as mature exploration programs and bulk tonnage shallow deposits with gold producing potential. Randgold has interests in Cote d'Ivoire, Mali, Tanzania and Senegal.

---------------------------

*PORTFOLIO IS SUBJECT TO CHANGE.
COMPANY DESCRIPTIONS COURTESY OF BLOOMBERG.COM.

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                           WORLDWIDE HARD ASSETS FUND
                       EXPLANATION OF EXPENSES (UNAUDITED)
--------------------------------------------------------------------------------

HYPOTHETICAL $1,000 INVESTMENT AT BEGINNING OF PERIOD

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including program fees on purchase payments; and (2) ongoing costs, including management fees and other Fund expenses. This disclosure is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The disclosure is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2005 to June 30, 2005.

ACTUAL EXPENSES

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over a period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as program fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                   Beginning            Ending            Expenses Paid
                                                                 Account Value       Account Value       During Period*
                                                                January 1, 2005      June 30, 2005       1/1/05-6/30/05
-------------------------------------------------------------------------------------------------------------------------
Initial Class        Actual                                        $1,000.00           $1,164.00             $6.17
                     Hypothetical (5% return before expenses)      $1,000.00           $1,019.09             $5.76
-------------------------------------------------------------------------------------------------------------------------
Class R1             Actual                                        $1,000.00           $1,164.00             $6.37
                     Hypothetical (5% return before expenses)      $1,000.00           $1,018.91             $5.94
-------------------------------------------------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of 1.15% on the Initial Class shares and 1.19% on the Class R1 shares, multiplied by the average account value over the period, multiplied by 181 divided by 365 (to reflect the one-half year period)

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                           WORLDWIDE HARD ASSETS FUND
                        SCHEDULE OF PORTFOLIO INVESTMENTS
                            JUNE 30, 2005 (UNAUDITED)
--------------------------------------------------------------------------------

          NO. OF                                  VALUE
COUNTRY   SHARES         SECURITIES              (NOTE 1)
----------------------------------------------------------

COMMON STOCKS
AUSTRALIA: 3.7%
        3,975,540   Aviva Corp. Ltd.+         $    121,039
        1,923,395   Cooper Energy Ltd.+            373,318
          302,606   Newcrest Mining Ltd.*        3,974,780
          107,447   NGM Resources Ltd.+              6,134
        1,811,000   Oil Search Ltd.              4,231,819
          334,500   Santos Ltd.                  2,882,125
                                              ------------
                                                11,589,215
                                              ------------
BRAZIL: 3.0%
          199,300   Companhia Vale do Rio Doce
                      (ADR)                      5,835,504
           67,000   Petroleo Brasileiro S.A.
                      (ADR)                      3,492,710
                                              ------------
                                                 9,328,214
                                              ------------
CANADA: 16.5%
          738,500   Bema Gold Corp.+             1,751,027
        1,614,800   Brazilian Resources, Inc.+     131,573
           11,610   Brookfield Homes Corp.
                      (USD)                        529,416
           45,000   Brookfield Properties
                      Corp.                      1,270,472
           34,575   Brookfield Properties
                      Corp. (USD)                  995,760
          296,700   Domtar, Inc.                 2,190,257
          154,800   Domtar, Inc. (USD)           1,143,972
           63,850   Ensign Resource Service
                      Group, Inc.                1,538,372
          330,000   Find Energy Ltd.+            1,099,731
           83,000   First Capital Realty, Inc.   1,376,909
           80,000   FNX Mining Co., Inc.+          739,835
          249,000   Gammon Lake Resources,
                      Inc.+                      1,673,796
          192,500   Goldcorp, Inc.               3,056,975
          808,000   Killam Properties, Inc.+     1,790,728
          561,000   LionOre Mining
                      International Ltd.+        2,875,165
        1,080,000   Miramar Mining Corp.+        1,249,572
           54,028   Noranda, Inc.                  925,339
          720,000   Northern Orion Resources,
                      Inc.+                      1,771,694
          536,000   Northern Orion Resources,
                      Inc. Warrants (CAD 2.00,
                      expiring 5/29/08)+           537,179
           25,000   NQL Drilling Tools, Inc.
                      (Class A)                    +67,424
          141,500   Parkbridge Lifestyles
                      Communities, Inc.+           553,410
           99,000   Penn West Petroleum Ltd.+    2,337,668
           51,600   Petro-Canada (USD)+          3,361,224
          148,000   Petrolifera Petroleum+*         79,589
           74,000   Petrolifera Petroleum
                      Warrants+*                        --
           90,000   SFK Pulp Fund                  365,925
           27,200   Suncor Energy, Inc.          1,283,650
           48,800   Suncor Energy, Inc.  (USD)   2,309,216
          213,000   Talisman Energy, Inc.+       7,966,023
          363,000   TimberWest Forest Corp.
                      (Stapled Units)            4,356,710
           65,400   Trican Well Service Ltd.+    1,605,026
                                              ------------
                                                50,933,637
                                              ------------
FINLAND: 0.6%
          144,000   Stora Enso Oyj (R Shares)    1,841,783
                                              ------------
FRANCE: 1.2%
           32,500   Total SA (Sponsored ADR)     3,797,625
                                              ------------
HONG KONG: 0.5%
          145,600   Sun Hung Kai Properties
                      Ltd.                       1,437,939
                                              ------------
NORWAY: 0.5%
          298,000   Seadril Ltd.+                1,696,650
                                              ------------
PERU: 0.4%
           49,900   Compania de Minas
                      Buenaventura S.A. (ADR)    1,147,201
                                              ------------
SOUTH AFRICA: 3.2%
          188,900   Gold Fields Ltd.
                      (Sponsored ADR)            2,144,015
           65,000   Impala Platinum Holdings
                      Ltd.                       5,815,661
          177,300   Sappi Ltd. (Sponsored ADR)   1,918,386
                                              ------------
                                                 9,878,062
                                              ------------
UNITED KINGDOM: 4.5%
          385,978   BHP Billiton PLC             4,923,337
          445,600   Randgold Resources Ltd.
                      (ADR)                     +6,265,136
          301,200   Vedanta Resources PLC        2,724,981
                                              ------------
                                                13,913,454
                                             ------------
UNITED STATES: 60.7%
           42,500   Agnico-Eagle Mines Ltd.
                      Warrants ($19.00,
                      expiring 11/07/07)+           80,750
           55,420   Alcoa, Inc.                  1,448,125
           26,000   AMB Property Corp.           1,129,180
           24,600   American Commerical Lines,
                      Inc.                      +1,795,800
           73,000   Apache Corp.                 4,715,800
          199,500   BJ Services Co.             10,469,760
          430,500   Bois d'Arc Energy, Inc.+     6,349,875
           12,000   Boston Properties, Inc.        840,000
           65,300   Bunge Ltd.                   4,140,020
          104,000   Chicago Bridge & Iron Co.
                      N.V. (NY Reg. Shares)      2,377,440
          113,700   Comstock Resources, Inc.+    2,875,473
           44,000   ConocoPhillips               2,529,560
           73,100   Cooper Cameron Corp.+        4,535,855
          374,264   Delta Petroleum Corp.+       5,284,608
          139,900   ENSCO International, Inc.    5,001,425
           89,500   Exxon Mobil Corp.            5,143,565
           55,500   FirstEnergy Corp.            2,670,105
           31,000   FMC Technologies Inc.+         991,070
           66,400   Forest Oil Corp.+            2,788,800
           98,400   Frontier Oil Corp.           2,888,040
          165,800   Glamis Gold Ltd.+            2,853,418
          277,000   GlobalSantaFe Corp.         11,301,600
           90,000   Golden Star Resources
                      Ltd.+                        279,000

                        See Notes to Financial Statements

                           WORLDWIDE HARD ASSETS FUND
                        SCHEDULE OF PORTFOLIO INVESTMENTS
                      JUNE 30, 2005 (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

          NO. OF                                  VALUE
COUNTRY   SHARES         SECURITIES (a)          (NOTE 1)
----------------------------------------------------------

UNITED STATES: (CONTINUED)
          235,300   Halliburton Co.           $ 11,252,046
          143,700   Inco Ltd.                    5,424,675
          397,200   La Quinta Corp.
                      (Paired Certificate)+      3,705,876
           27,700   Longview Fibre Co.             569,235
          132,000   McDermott International,
                      Inc.+                      2,772,000
          195,100   Mercer International,
                      Inc.+                      1,422,279
           86,000   Murphy Oil Corp.             4,491,780
          156,000   Nabors Industries, Ltd.+     9,456,720
          126,472   National-Oilwell Varco,
                      Inc.+                      6,012,479
          179,600   Newfield Exploration Co.+    7,164,244
           32,300   Oil States International,
                      Inc.                        +812,991
          141,400   Plains Exploration &
                      Production Co.+            5,023,942
           91,000   Pope & Talbot, Inc.          1,010,100
          230,000   Pride International, Inc.+   5,911,000
           28,500   Quicksilver Resources,
                      Inc.+                      1,822,005
          193,200   Southwestern Energy Co.+     9,076,536
           20,000   Starwood Hotels & Resorts
                      Worldwide, Inc.
                      (Paired Certificate)       1,171,400
           72,800   Stone Energy Corp.+          3,559,920
          144,200   Todco (Class A)+             3,701,614
           78,400   Valero Energy Corp.          6,202,224
           47,000   Weatherford International
                      Ltd.+                      2,725,060
           81,600   Weyerhaeuser Co.             5,193,840
          197,400   XTO Energy, Inc.             6,709,626
                                              ------------
                                               187,680,861
                                              ------------
TOTAL COMMON STOCKS AND
  OTHER INVESTMENTS: 94.8%
(Cost: $216,450,245)                           293,244,641
                                              ------------
PREFERRED STOCKS
CANADA: 0.2%
           11,036   Noranda, Inc. (USD)
                      (Junior Preferred
                      Series 1)                    280,866
           11,036   Noranda, Inc. (USD)
                      (Junior Preferred
                      Series 2)                    280,314
            5,518   Noranda, Inc. (USD)
                      (Junior Preferred
                      Series 3)                    140,047
                                              ------------
                                                   701,227
                                              ------------
RUSSIA: 0.4%
           22,200   Surgutneftegaz, Inc.
                      (Sponsored ADR)            1,270,950
                                              ------------
TOTAL PREFERRED STOCKS: 0.6%
(Cost: $704,765)                                 1,972,177
                                              ------------
OPTIONS PURCHASED:
AUSTRALIA: 0.0%
           39,755   Aviva Corp. Ltd.
                      Call Option-Strike AUD
                      0.10, expiring 12/31/05
                      (Premiums paid: $11,068)       7,565
                                              ------------

SHORT-TERM                 DATE OF                VALUE
OBLIGATIONS: 5.0%         MATURITY    COUPON     (NOTE 1)
----------------------------------------------------------

Repurchase Agreement
  (Note 12): Purchased on
  6/30/05; maturity value
  $15,403,070 (with State
  Street Bank & Trust Co.,
  collateralized by
  $15,820,000 Federal
  National Mortgage Association
  3.25% due 8/15/08
  with a value of $15,711,238)
  (Cost: $15,402,000)      7/1/05      2.50%  $ 15,402,000
                                              ------------
TOTAL INVESTMENTS: 100.4%
(Cost: $232,568,078)                           310,626,383
OTHER ASSETS LESS LIABILITIES: (0.4)%           (1,386,290)
                                              ------------
NET ASSETS: 100%                              $309,240,093
                                              ============

Glossary:
ADR-American Depositary Receipt.

--------

+ Non-income producing

* Indicates a fair valued security which has not been valued utilizing an independent quote, but has been valued pursuant to guidelines established by the Board of Trustees. The aggregate value of fair valued securities is $4,054,369, which represented 1.3% of net assets.

SUMMARY OF                                      % OF NET
INVESTMENTS BY INDUSTRY                          ASSETS
-----------------------                        ----------
Agriculture                                        1.3%
Electric                                           0.9%
Engineering & Construction                         1.7%
Forest Products & Paper                            6.5%
Healthcare Services                                0.2%
Home Builders                                      0.2%
Lodging                                            1.6%
Mining                                            18.9%
Oil & Gas                                         48.3%
Oil & Gas Services                                12.4%
Real Estate                                        2.2%
REITs                                              0.6%
Transportation                                     0.6%
Short-Term Obligations                             5.0%
Other assets less liabilities                     (0.4%)
                                              ------------
                                                   100%
                                              ============

                        See Notes to Financial Statements

                           WORLDWIDE HARD ASSETS FUND
--------------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 2005 (UNAUDITED)
ASSETS:
Investments, at value (cost $232,568,078) (Note 1) ...................................................   $310,626,383
Cash .................................................................................................         52,239
Foreing currecny, at value (cost $1,130) .............................................................          1,132
Receivables:
   Due from broker -- variation margin ...............................................................         71,330
   Securities sold ...................................................................................        364,610
   Dividends and interest ............................................................................        377,732
   Capital shares sold ...............................................................................        235,599
Prepaid expenses .....................................................................................          4,892
                                                                                                         ------------
   Total assets ......................................................................................    311,733,917
                                                                                                         ------------
LIABILITIES:
Payables:
   Securities purchased ..............................................................................      1,842,239
   Capital shares redeemed ...........................................................................        365,953
   Due to Adviser ....................................................................................        241,844
   Accounts payable ..................................................................................         43,788
                                                                                                         ------------
   Total liabilities .................................................................................      2,493,824
                                                                                                         ------------
Net assets ...........................................................................................   $309,240,093
                                                                                                         ============
INITIAL CLASS SHARES:
Net assets ...........................................................................................   $264,589,454
                                                                                                         ============
Shares outstanding ...................................................................................     12,426,809
                                                                                                         ============
Net asset value, redemption and offering price per share .............................................         $21.29
                                                                                                         ============
CLASS R1 SHARES:
Net assets ...........................................................................................   $ 44,650,639
                                                                                                         ============
Shares outstanding ...................................................................................      2,097,121
                                                                                                         ============
Net asset value, redemption and offering price per share .............................................         $21.29
                                                                                                         ============
Net assets consist of:
   Aggregate paid in capital .........................................................................   $221,679,934
   Unrealized appreciation of investments, options, swaps and foreign currency transactions ..........     77,993,876
   Undistributed net investment income ...............................................................         37,105
   Accumulated realized gain .........................................................................      9,529,178
                                                                                                         ------------
                                                                                                         $309,240,093
                                                                                                         ============

STATEMENT OF OPERATIONS
SIX MONTHS ENDED JUNE 30, 2005 (UNAUDITED)

INCOME (NOTE 1):
Dividends (less foreign taxes withheld of $94,562) ......................................                $  1,478,772
Interest ................................................................................                     176,282
                                                                                                         ------------
    Total income ........................................................................                   1,655,054
EXPENSES:
Management (Note 2) .....................................................................   $1,276,320
Professional ............................................................................       47,358
Custodian ...............................................................................       29,656
Trustees' fees and expenses .............................................................       27,042
Reports to shareholders .................................................................       18,007
Transfer agency -- Initial Class Shares .................................................        5,973
Transfer agency -- Class R1 Shares ......................................................        5,973
Other ...................................................................................       64,264
                                                                                            ----------
    Total expenses ......................................................................                   1,474,593
                                                                                                         ------------
    Net investment income ...............................................................                     180,461
                                                                                                         ------------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS, OPTIONS, SWAPS, FUTURES AND FOREIGN
CURRENCY TRANSACTIONS (NOTE 3):
Realized gain from security transactions ................................................                  14,913,172
Realized loss from foreign currency transactions ........................................                     (93,313)
Realized gain from futures ..............................................................                       9,464
Change in unrealized appreciation of investments, options and futures ...................                  23,745,283
Change in unrealized depreciation of foreign denominated assets and liabilities .........                        (312)
                                                                                                         ------------
Net realized and unrealized gain on investments, options, futures and foreign
   currency transactions ................................................................                  38,574,294
                                                                                                         ------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ....................................                $ 38,754,755
                                                                                                         ============

                        See Notes to Financial Statements

                           WORLDWIDE HARD ASSETS FUND
--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                       SIX MONTHS
                                                                                                          ENDED
                                                                                                        JUNE 30,      YEAR ENDED
                                                                                                          2005       DECEMBER 31,
                                                                                                       (UNAUDITED)       2004
                                                                                                      ------------   ------------
INCREASE IN NET ASSETS FROM:
OPERATIONS:
   Net investment income ..........................................................................   $    180,461   $    900,048
   Realized gain from security transactions .......................................................     14,913,172     22,854,172
   Realized gain (loss) from foreign currency transactions ........................................        (93,313)        22,766
   Realized gain on options .......................................................................             --         71,485
   Realized gain from futures .....................................................................          9,464        302,883
   Change in unrealized appreciation of investments; options, swaps and futures ...................     23,745,283     14,053,611
   Change in unrealized appreciation/depreciation of foreign denominated assets and liabilities ...           (312)            62
                                                                                                      ------------   ------------
   Net increase in net assets resulting from operations ...........................................     38,754,755     38,205,027
                                                                                                      ------------   ------------
DIVIDENDS TO SHAREHOLDERS FROM:
   Net investment income
     Initial Class Shares .........................................................................       (743,375)      (634,060)
     Class R1 Shares ..............................................................................       (100,122)            --
                                                                                                      ------------   ------------
   Total dividends to shareholders ................................................................       (843,497)      (634,060)
                                                                                                      ------------   ------------
CAPITAL SHARE TRANSACTIONS*:
   Proceeds from sales of shares
     Initial Class Shares .........................................................................     78,500,929     79,270,231
     Class R1 Shares ..............................................................................     20,667,723     26,795,429
     Reimbursement from Adviser (Note 14) .........................................................         33,678             --
                                                                                                      ------------   ------------
                                                                                                        99,202,330    106,065,660
                                                                                                      ------------   ------------
   Reinvestment of dividends
     Initial Class Shares .........................................................................        743,375        634,060
     Class R1 Shares ..............................................................................        100,122             --
                                                                                                      ------------   ------------
                                                                                                           843,497        634,060
                                                                                                      ------------   ------------
   Cost of shares reacquired
     Initial Class Shares .........................................................................    (38,028,103)   (82,575,336)
     Class R1 Shares ..............................................................................     (6,866,512)    (4,251,240)
     Redemption fees ..............................................................................         19,910         30,266
                                                                                                      ------------   ------------
                                                                                                       (44,874,705)   (86,796,310)
                                                                                                      ------------   ------------
   Increase in net assets resulting from capital share transactions ...............................     55,171,122     19,903,410
                                                                                                      ------------   ------------
   Total increase in net assets ...................................................................     93,082,380     57,474,377
NET ASSETS:
Beginning of period ...............................................................................    216,157,713    158,683,336
                                                                                                      ------------   ------------
End of period (including undistributed net investment income of $37,105 and $793,454, respectively)   $309,240,093   $216,157,713
                                                                                                      ============   ============
*  SHARES OF BENEFICIAL INTEREST ISSUED AND REACQUIRED (UNLIMITED NUMBER OF $.001
     PAR VALUE SHARES AUTHORIZED)
INITIAL CLASS SHARES:
   Shares sold ....................................................................................      3,979,766      4,992,234
   Reinvestment of dividends ......................................................................         40,204         43,459
   Shares reacquired ..............................................................................     (1,954,213)    (5,370,112)
                                                                                                      ------------   ------------
   Net increase (decrease) ........................................................................      2,065,757       (334,419)
                                                                                                      ============   ============
CLASS R1 SHARES:+
   Shares sold ....................................................................................      1,036,408      1,670,698
   Reinvestment of dividends ......................................................................          5,412             --
   Shares reacquired ..............................................................................       (357,999)      (257,398)
                                                                                                      ------------   ------------
   Net increase ...................................................................................        683,821      1,413,300
                                                                                                      ============   ============

+ Inception date of Class R1 shares May 1, 2004

                        See Notes to Financial Statements

                           WORLDWIDE HARD ASSETS FUND
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD:

                                                               INITIAL CLASS SHARES                            CLASS R1 SHARES
                                           -------------------------------------------------------------  -------------------------
                                                                                                                         FOR THE
                                               SIX                                                            SIX         PERIOD
                                             MONTHS                                                         MONTHS        MAY 1,
                                              ENDED                                                          ENDED       2004 (c)
                                             JUNE 30,                                                       JUNE 30,     THROUGH
                                               2005                   YEAR ENDED DECEMBER 31,                 2005     DECEMBER 31,
                                           (UNAUDITED)    2004       2003      2002      2001      2000   (UNAUDITED)     2004
                                           -----------   ------     ------    ------    ------    ------  -----------  ------------
Net Asset Value, Beginning of Period ....    $18.36      $14.84     $10.30    $10.69    $12.07    $10.96    $18.36     $14.54
                                             ------      ------     ------    ------    ------    ------    ------     ------
Income from Investment Operations:
   Net Investment Income ................      0.01        0.08       0.05      0.08      0.14      0.16      0.01       0.03
   Net Realized and Unrealized Gain
     (Loss) on Investments, Options,
     Swaps and Foreign Currency
     Transactions .......................      2.99        3.50       4.54     (0.38)    (1.39)     1.07      2.99       3.79
                                             ------      ------     ------    ------    ------    ------    ------     ------
Total from Investment Operations ........      3.00        3.58       4.59     (0.30)    (1.25)     1.23      3.00       3.82
                                             ------      ------     ------    ------    ------    ------    ------     ------
Less:
   Dividends from Net Investment Income .     (0.07)      (0.06)     (0.05)    (0.09)    (0.13)    (0.12)    (0.07)        --
                                             ------      ------     ------    ------    ------    ------    ------     ------
Reimbursement from Adviser (Note 14) ....        --(d)       --         --        --        --        --        --         --
                                             ------      ------     ------    ------    ------    ------    ------     ------
Redemption fees .........................        --(d)       --(d)      --        --        --        --        --(d)      --(d)
                                             ------      ------     ------    ------    ------    ------    ------     ------
Net Asset Value, End of Period ..........    $21.29      $18.36     $14.84    $10.30    $10.69    $12.07    $21.29     $18.36
                                             ======      ======     ======    ======    ======    ======    ======     ======
Total Return (a) ........................     16.40%      24.23%     44.78%    (2.85)%  (10.45)%   11.41%    16.40%     26.27%

------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTARY DATA
Net Assets, End of Period (000) .........  $264,589    $190,206   $158,683   $97,978   $77,549   $98,728   $44,651    $25,952
Ratio of Gross Expenses to Average
   Net Assets ...........................      1.15%(e)    1.20%      1.23%     1.23%     1.18%     1.16%     1.19%(e)   1.32%(e)
Ratio of Net Expenses to Average
   Net Assets (b) .......................      1.15%(e)    1.20%      1.23%     1.20%     1.15%     1.14%     1.19%(e)   1.24%(e)(f)
Ratio of Net Investment Income to Average
   Net Assets ...........................      0.14%(e)    0.54%      0.59%     0.68%     1.13%     1.41%     0.14%(e)   0.39%(e)(f)
Portfolio Turnover Rate .................        29%         60%        43%       63%       86%      110%       29%        60%


----------------

(a) Total return is calculated assuming an initial investment of $10,000 made at the net asset value at the beginning of the period, reinvestment of dividends and distributions at net asset value on the dividend payment date and a redemption on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the redemption of Fund shares.

(b) Excluding interest expense.

(c) Inception date of Class R1 shares.

(d) Amount represents less than $0.01 per share.

(e) Annualized.

(f) Net effect of expense waiver to average net assets for the period ended December 31, 2004 was 0.08%.

                       See Notes to Financial Statements

                           WORLDWIDE HARD ASSETS FUND
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES--Van Eck Worldwide Insurance Trust (the "Trust"), organized as a Massachusetts business trust on January 7, 1987, is registered under the Investment Company Act of 1940, as amended. The Worldwide Hard Assets Fund (the "Fund") is a diversified fund of the Trust and seeks long-term capital appreciation by investing primarily in hard asset securities. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with U.S. generally accepted accounting principles. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that effect the reported amounts in the financial statements. Actual results could differ from those estimates. The Fund offers two classes of shares: shares that have been continuously offered since the inception of the Fund, the Initial Class and Class R1 shares that became available for purchase on May 1, 2004. The two classes are identical except Class R1 shares are, under certain circumstances, subject to a redemption fee on redemptions within 60 days.

A. SECURITY VALUATION--Securities traded on national exchanges or traded on the NASDAQ National Market System are valued at the last sales price as reported at the close of each business day. As of June 23, 2003, the Fund began pricing securities traded on the NASDAQ stock market using the NASDAQ official closing price. Over-the-counter securities not included in the NASDAQ National Market System and listed securities for which no sale was reported are valued at the mean of the bid and ask prices. Short-term obligations purchased with more than sixty days remaining to maturity are valued at market value. Short-term obligations purchased with sixty days or less to maturity are valued at amortized cost, which with accrued interest approximates market value. Futures are valued using the closing price reported at the close of the respective exchange. Forward foreign currency contracts are valued at the spot currency rate plus an amount ("points"), which reflects the differences in interest rates between the U.S. and foreign markets. Securities for which quotations are not available are stated at fair value as determined by a Pricing Committee of the Adviser appointed by the Board of Trustees. Certain factors such as economic conditions, political events, market trends and security specific information are used to determine the fair value for these securities.

B. FEDERAL INCOME TAXES--It is the Fund's policy to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

C. CURRENCY TRANSLATION--Assets and liabilities denominated in foreign currencies and commitments under forward foreign currency contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies as of the close of each business day. Purchases and sales of investments are translated at the exchange rates prevailing when such investments were acquired or sold. Income and expenses are translated at the exchange rates prevailing when accrued. The portion of realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed. Recognized gains or losses attributable to foreign currency fluctuations on foreign currency denominated assets, other than investments, and liabilities are recorded as net realized gains and losses from foreign currency transactions.

D.   DIVIDENDS  AND   DISTRIBUTIONS--Dividend   income  and   distributions   to
shareholders are recorded on the ex-dividend date. Dividends on foreign securities are recorded when the Fund is informed of such dividends.

Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from such amounts reported in accordance with U.S. generally accepted accounting principles.

E. OTHER--Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses are calculated on the identified cost basis. Interest income is accrued as earned.

Income, expenses (excluding class-specific expenses) and realized/unrealized gains/losses are allocated proportionately to each class of shares based upon the relative net asset value of outstanding shares of each class at the beginning of the day (after adjusting for current capital share activity of the respective classes). Class-specific expenses are charged directly to the applicable class of shares.

F. USE OF DERIVATIVE INSTRUMENTS

OPTION CONTRACTS--The Fund may invest, for hedging and other purposes, in call and put options on securities, currencies and commodities. Call and put options give the Fund the right but not the obligation to buy (calls) or sell (puts) the instrument underlying the option at a specified price. The premium paid on the option, should it be exercised, will, on a call, increase the cost of the instrument acquired and, on a put, reduce the proceeds received from the sale of the instrument underlying the option. If the options are not exercised, the premium paid will be recorded as a realized loss upon expiration. The Fund may incur additional risk to the extent the value of the underlying instrument does not correlate with the movement of the option value.

The Fund may also write call or put options. As the writer of an option, the Fund receives a premium. The Fund keeps the premium whether or not the option is exercised. The premium will be recorded, upon expiration of the option, as a short-term realized gain. If the option is exercised, the Fund must sell, in the case of a written call, or buy, in the case of a written put, the underlying instrument at the exercise price. The Fund may write only covered puts and calls. A covered call option is an option in which the Fund owns the instrument underlying the call. A covered call sold by the Fund exposes it during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying instrument or to possible continued holding of an underlying instrument which might otherwise have been sold to protect against a decline in the market price. A covered put exposes the Fund during the term of the option to a decline in price of the underlying instrument. A put option sold by the Fund is covered when, among other things, cash or short-term liquid securities are placed in a segregated account to fulfill the obligations undertaken. The Fund may incur additional risk from investments in written currency options if there are unanticipated movements in the underlying currencies.

                           WORLDWIDE HARD ASSETS FUND
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

Transactions in call options written for the six months ended June 30, 2005 were as follows:

                                             NUMBER OF
                                             CONTRACTS  PREMIUMS
                                             ---------  --------

Options outstanding at beginning of year ..    39,755   $11,068
Options written ........................ ..        --        --
Options exercised ...................... ..        --        --
Options expired ........................ ..        --        --
                                              -------   -------
Options outstanding at the end of period ..    39,755   $11,068
                                              =======   =======

FUTURES CONTRACTS--The Fund may buy and sell financial futures contracts for hedging purposes. When a fund enters into a futures contract, it must make an initial deposit ("initial margin") as a partial guarantee of its performance under the contract. As the value of the futures contract fluctuates, the Fund is required to make additional margin payments ("variation margin") to cover any additional obligation it may have under the contract. In the remote chance that a broker cannot fulfill its obligation, the Fund could lose the variation margin due to it. Risks may be caused by an imperfect correlation between the movements in the price of the futures contract and the price of the underlying instrument and interest rates. Realized gains and losses from futures contracts are reported separately. At June 30, 2005, the Fund held 56 open futures contracts in LMEZinc December, 2005 with a market value of $1,699,908 and an unrealized loss of $65,016.

STRUCTURED NOTES--The Fund may invest in indexed securities whose value is linked to one or more currencies, interest rates, commodities or financial commodity indices. When the Fund purchases a structured note (a non-publicly traded indexed security entered into directly between two parties) it will make a payment of principal to the counterparty. The Fund will purchase structured notes only from counterparties rated A or better by S&P, Moody's or another nationally recognized statistical rating organization. Van Eck Associates Corporation will monitor the liquidity of structured notes under the supervision of the Board of Trustees and structured notes determined to be illiquid will be aggregated with other illiquid securities limited to 15% of the net assets of the Fund. Indexed securities may be more volatile than the underlying instrument itself, and present many of the same risks as investing in futures and options. Indexed securities are also subject to credit risks associated with the counterparty of the security with respect to both principal and interest. The Fund had no outstanding structured notes at June 30, 2005.

NOTE 2--MANAGEMENT AGREEMENT--Van Eck Associates Corporation (the "Adviser") earns fees for investment management and advisory services provided to the Fund. This fee is based on an annual rate of 1% of the average daily net assets. Certain of the officers and trustees of the Trust are officers, directors or stockholders of the Adviser and Van Eck Securities Corporation, the Distributor.

Effective December 13, 2004, the Adviser agreed to assume expenses so that the expense ratio between classes does not diverge significantly.

NOTE  3--INVESTMENTS--Purchases   and   sales  of  securities  other  than  U.S.
government securities and short-term obligations aggregated $126,820,715 and $69,874,477, respectively, for the six months ended June 30, 2005.

The identified cost of investments owned at June 30, 2005 was $232,568,078 and net unrealized appreciation aggregated $78,058,305 of which $82,856,175 related to appreciated securities and $4,797,870 related to depreciated securities.

NOTE 4--INCOME TAXES--The tax character of distributions paid to shareholders during the year ended December 31, 2004 consisted of ordinary income of $634,060. The tax character of distributions made in 2005 will be determined at year end.

At December 31, 2004, the Fund had a capital loss carryforward of $5,393,465 available, expiring December 31, 2010.

NOTE 5--CONCENTRATION OF RISK--The Fund may purchase securities on foreign exchanges. Securities of foreign issuers involve special risks and considerations not typically associated with investing in U.S. issuers. These risks include devaluation of currencies, less reliable information about issuers, different securities transaction clearance and settlement practices, and future adverse political and economic developments. These risks are heightened for investments in emerging market countries. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of comparable U.S. issuers.

The Fund may concentrate its investments in companies which are significantly engaged in the exploration, development, production and distribution of gold and other natural resources such as strategic and other metals, minerals, forest products, oil, natural gas and coal and by investing in gold bullion and coins. Since the Fund may so concentrate, it may be subject to greater risks and market fluctuations than other more diversified portfolios. The production and marketing of gold and other natural resources may be affected by actions and changes in governments. In addition, gold and natural resources may be cyclical in nature.

The aggregate shareholder accounts of two insurance companies own approximately 41% and 42% of the Initial Class shares and one insurance company owns approximately 99% of the Class R1 shares.

NOTE 6--WARRANTS--The Fund invests in warrants whose values are linked to indices or underlying instruments. The Fund uses these warrants to gain exposure to markets that might be difficult to invest in through conventional securities. Warrants may be more volatile than their linked indices or underlying instruments. Potential losses are limited to the amount of the original investment.

NOTE 7--FORWARD FOREIGN CURRENCY CONTRACTS--The Fund may buy and sell forward foreign currency contracts to settle purchases and sales of foreign denominated securities. In addition, the Fund may enter into forward foreign currency contracts to hedge foreign denominated assets. Realized gains and losses from forward foreign currency contracts are included in realized gain (loss) from foreign currency transactions on the Statement of Operations. The Fund may incur additional risk from investments in forward foreign currency contracts if the counterparty is unable to fulfill its obligation or there are unanticipated movements of the foreign currency relative to the U.S. dollar. At June 30, 2005, the Fund had the following outstanding forward foreign currency contract:

                           WORLDWIDE HARD ASSETS FUND
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

                                               UNREALIZED
                       CONTRACT    CURRENT    APPRECIATION
CONTRACTS               AMOUNT      VALUE    (DEPRECIATION)
---------             ----------  ---------  --------------
Buy Contract:
Norwegian Krone
4,294,710 expiring
7/01/05               $ 656,182   $ 656,423      $ 241

NOTE 8--TRUSTEE DEFERRED COMPENSATION PLAN--The Trust established a Deferred Compensation Plan (the "Plan") for Trustees. Commencing January 1, 1996, the Trustees can elect to defer receipt of their trustee fees until retirement, disability or termination from the Board of Trustees. The Fund's contributions to the Plan are limited to the amount of fees earned by the participating Trustees. The fees otherwise payable to the participating Trustees are invested in shares of the Van Eck Funds as directed by the Trustees.

The Fund has elected to show the deferred liability net of the asset for financial statement purposes. As of June 30, 2005, the net value of the asset and corresponding liability of the Fund's portion of the Plan is $28,336.

NOTE 9--EQUITY SWAP--The Fund may enter into an equity swap to gain investment exposure to the relevant market of the underlying security. A swap is an agreement that obligates the parties to exchange cash flows at specified intervals. The Fund is obligated to pay the counterparty on trade date an amount based upon the value of the underlying instrument (notional amount) and, at termination date, final payment is settled based on the value of the underlying security on trade date versus the value on termination date plus accrued dividends. Risks may arise as a result of the failure of the counterparty to the contract to comply with the terms of the swap contract. The Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default of the counterparty. Therefore, the Fund considers the credit worthiness of each counterparty to a swap contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in the value of the swap relative to the underlying securities. The Fund records a net receivable or payable daily, based on the change in the value of the underlying securities. The net receivable or payable for financial statement purposes is shown as due to or from broker on the Statement of Assets and Liabilities. At June 30, 2005, the Fund had no outstanding equity swaps.

NOTE 10--COMMODITY SWAP--The Fund may enter into a commodity swap to gain investment exposure to the relevant spread of the commodity reference prices. A swap is an agreement that obligates the parties to exchange cash flows at specified intervals. At termination date, a final payment is made based on the swap's notional amount on trade date versus the value on termination date. Risks may arise as a result of the failure of the counterparty to the contract to comply with the terms of the swap contract. The Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default of the counterparty. Therefore, the Fund considers the credit worthiness of each counterparty to a swap contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in the value of the swap relative to the underlying reference prices. The Fund records a net receivable or payable daily, based on the change in the value of the swap. The net receivable or payable for financial statement purposes is shown as due to or from broker on the Statement of Assets and Liabilities. At June 30, 2005, the Fund had no outstanding commodity swaps.

NOTE 11--BANK LINE OF CREDIT--The Trust may participate with other funds managed by the Adviser (the "Van Eck Funds") in a $10 million committed credit facility ("Facility") to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares of the Van Eck Funds, including the Fund, at the request of the shareholders and other temporary or emergency purposes. In connection therewith, the Van Eck Funds have agreed to pay commitment fees, pro rata, based on the unused but available balance. Interest is charged to the Van Eck Funds at rates based on prevailing market rates in effect at the time of borrowings. During the six months ended June 30, 2005, there were no borrowings by the Fund under the Facility.

NOTE 12--REPURCHASE AGREEMENT--Collateral for repurchase agreements, in the form of U.S. government obligations, the value of which must be at least 102% of the underlying debt obligation, is held by the Fund's custodian. In the remote chance the counterparty should fail to complete the repurchase agreement, realization and retention of the collateral may be subject to legal proceedings and the Fund would become exposed to market fluctuations on the collateral.

NOTE 13--REGULATORY MATTERS-- In connection with their investigations of practices identified as "market timing" and "late trading" of mutual fund shares, the Office of the New York State Attorney General ("NYAG") and the United States Securities and Exchange Commission ("SEC") have requested and received information from the Adviser. The investigations are ongoing, and the Adviser is continuing to cooperate with such investigations. If it is determined that the Adviser or its affiliates engaged in improper or wrongful activity that caused a loss to a Fund, the Board of Trustees of the Funds will determine the amount of restitution that should be made to a Fund or its shareholders. At the present time, the amount of such restitution, if any, has not been determined.

In July 2004, the Adviser received a "Wells Notice" from the SEC in connection with the SEC's investigation of market-timing activities. This Wells Notice informed the Adviser that the SEC staff is considering recommending that the SEC bring a civil or administrative action alleging violations of the U.S. securities laws against the Adviser and two of its senior officers.

There cannot be any assurance that if the SEC or NYAG were to assess sanctions against the Adviser, such sanctions would not materially and adversely affect the Adviser.

NOTE 14--REIMBURSEMENT FROM ADVISER--The Adviser reimbursed the Fund $33,678 in connection with dividends paid in January 2003 to shareholders redeeming on the day between record date and ex-dividend date.

                        VAN ECK WORLDWIDE INSURANCE TRUST
--------------------------------------------------------------------------------

APPROVAL OF ADVISORY AGREEMENTS

WORLDWIDE BOND FUND

WORLDWIDE EMERGING MARKETS FUND

WORLDWIDE HARD ASSETS FUND

WORLDWIDE REAL ESTATE FUND

In considering the renewal of the investment advisory agreements, the Board, including the Independent Trustees, considered information that had been provided throughout the year at regular Board meetings, as well as information furnished for meetings of the Trustees held on April 19 and 20, 2005 to specifically consider the renewal of each Fund's investment advisory agreement. This information included, among other things, the following:

o The Adviser's response to a comprehensive questionnaire prepared by independent legal counsel on behalf of the Independent Trustees;

o An independent report comparing the management fees and non-investment management expenses of each Fund with those of comparable funds;

o An independent report comparing Fund investment performance to relevant peer groups of funds and appropriate indices;

o Presentations by the Adviser's key investment personnel with respect to the Adviser's investment strategies and general investment outlook in relevant markets and the resources available to support the implementation of such investment strategies;

o Reports with respect to the Adviser's brokerage practices, including the benefits received by the Adviser from research acquired with soft dollars;

o The Adviser's financial statements and business plan with respect to its mutual fund operations;

o A profitability analysis with respect to each Fund and the Van Eck complex of mutual funds as a whole; and

o     Reports on a variety of compliance-related issues.

The Board considered, among other things, the following factors in determining whether to approve each Agreement: (1) the quality, nature, cost and character of the investment management as well as the administrative and other non-investment management services provided by the Adviser and its affiliates;
(2) the nature, quality and extent of the services performed by the Adviser in interfacing and monitoring the services performed by third parties such as the Funds' custodian, transfer agent, sub-accounting agent and independent auditors, and the Adviser's commitment and efforts to review the quality and pricing of third party service providers to the Funds with a view to reducing non-management expenses of the Funds; (3) the terms of the advisory agreements and the reasonableness and appropriateness of the particular fee paid by each Fund for the services described therein; (4) the Adviser's willingness to subsidize the operations of the Funds from time to time by means of waiving a portion of its management fees or paying expenses of the Funds; (5) the Adviser's development and use of proprietary fair valuation models with respect to foreign securities; (6) the actions of the Adviser in response to recent regulatory developments, including the development of written policies and procedures reasonably designed to prevent violations of the federal securities laws, and the implementation of recommendations of independent consultants with respect to market timing and related compliance issues; (7) the responsiveness of the Adviser to inquiries from regulatory agencies such as the SEC and the office of the New York Attorney General ("NYAG"); (8) the resources devoted to compliance efforts undertaken by the

                        VAN ECK WORLDWIDE INSURANCE TRUST
--------------------------------------------------------------------------------

APPROVAL OF ADVISORY AGREEMENTS (CONTINUED)

Adviser on behalf of the Funds and the record of compliance with the investment policies and restrictions and with policies on personal securities transactions; and (9) the ability of the Adviser to attract and retain quality professional personnel to perform investment advisory and administrative services for the Funds.

The Trustees considered the fact that the Adviser has received a Wells Notice from the SEC in connection with on-going investigations concerning market timing and related matters. The Trustees determined that the Adviser is cooperating with the SEC, the NYAG and the Independent Trustees in connection with these matters and that the Adviser has taken appropriate steps to implement policies and procedures reasonably designed to prevent harmful market timing activities by investors in the Funds. In addition, the Trustees concluded that the Adviser has acted in good faith in providing undertakings to the Board to make restitution of damages, if any, that may have resulted from any prior wrongful actions of the Adviser and that it would be appropriate to permit the SEC and the NYAG to bring to conclusion their pending regulatory investigations prior to the Board making any final determination of its own with respect to these same matters.

The Board considered the fact that the Adviser is managing alternative investment products, including hedge funds that invest in the same financial markets and are managed by the same investment professionals as the Funds. The Board concluded that the management of these products contributes to the Adviser's financial stability and is helpful to the Adviser in attracting and retaining quality portfolio management personnel for the Funds. In addition, the Board concluded that the Adviser has established appropriate procedures to monitor conflicts of interest involving the management of the Funds and these alternative products and for resolving any such conflicts of interest in a fair and equitable manner.

With respect to each Fund, the Board concluded that, in light of the services rendered and the costs associated with providing such services, the profits, if any, realized by the Adviser from managing the Fund are not unreasonable. In this regard, the Board also considered the extent to which the Adviser may realize economies of scale as each Fund grows and concluded that, with respect to Worldwide Bond Fund and Worldwide Hard Assets Fund, the advisory fee breakpoints in place will allow the Funds to share the benefits of economies of scale as they grow in a fair and equitable manner. The Board also concluded that neither of Worldwide Emerging Markets Fund nor the Worldwide Real Estate Fund currently has sufficient assets, or in the foreseeable future is likely to have sufficient assets, for the Adviser to realize material benefits from economies of scale, and, therefore, the implementation of breakpoints would not be warranted at this time for either Fund.

With respect to each Fund, the Board also considered additional specific factors and related conclusions, as detailed below.

WORLDWIDE BOND FUND

In its renewal deliberations for the Fund, the Board noted that: (1) the Fund outperformed its peer group average for the annualized three-year period ended December 31, 2004, and was at or slightly below its peer group average for the one-year, two-year, four-year and five-year periods ended December 31, 2004; and
(2) although the Fund's management fees and overall expense ratio are high relative to its peer group, neither is unreasonable in view of the relatively small size of the Fund, the size of the entire family of Van Eck mutual funds, and the nature of the global investment strategy used to pursue the Fund's objective.

                        VAN ECK WORLDWIDE INSURANCE TRUST
--------------------------------------------------------------------------------

APPROVAL OF ADVISORY AGREEMENTS (CONTINUED)

WORLDWIDE EMERGING MARKETS FUND

In its renewal deliberations for the Fund, the Board noted that: (1) the Fund outperformed its peer group average for the annualized one-year, two-year, three-year and four-year periods ended December 31, 2004; (2) the Adviser has taken action to improve investment results in the past two years by strengthening the Fund's investment team; (3) the Adviser has agreed to waive and will continue to waive through April 2006 a portion of its management fee such that the overall management fee for the Fund during 2004, net of waivers, was below average for its peer group; and (4) the Fund's overall expense ratio, net of fee waivers, is below average for its peer group.

WORLDWIDE HARD ASSETS FUND

In its renewal deliberations for the Fund, the Board noted that: (1) the Fund outperformed its peer group average for the one-year, two-year and three-year periods ended December 31, 2004; (2) the Adviser has taken action to strengthen the Fund's investment team by adding a key energy sector analyst; and (3) the Fund's management fees and expense ratio are above average but within the range of management fees and expense ratios, respectively, for its peer group.

WORLDWIDE REAL ESTATE FUND

In its renewal deliberations for the Fund, the Board noted that: (1) the Fund outperformed its peer group average and was in the top quintile for the one-year period ended December 31, 2004; (2) the Adviser has agreed to waive and will continue to waive through April 2006 a portion of its management fee such that the overall management fee for the Fund during 2004, net of fee waivers, was below average for its peer group; and (3) the Fund's expense ratio, net of fee waivers, is above average, but within the range of expense ratios for its peer group.

The Board did not consider any single factor as controlling in determining whether or not to renew the investment advisory agreement. Nor are the items described herein all of the matters considered by the Board. Based on its consideration of the foregoing factors and conclusions, and such other factors and conclusions as it deemed relevant, and assisted by the advice of its independent counsel, the Board concluded that the renewal of the investment advisory agreements, including the fee structures (described herein) is in the interests of shareholders, and accordingly, the Board, including all of the Independent Trustees, approved the continuation of the advisory agreements for an additional one-year period.

                      [This page intentionally left blank]

[VAN ECK GLOBAL LOGO]                                [RETIRE ON YOUR TERMS LOGO]

Investment Adviser:    Van Eck Associates Corporation
Distributor:           Van Eck Securities Corporation
                       99 Park Avenue, New York, NY 10016 www.vaneck.com
Account Assistance:    (800) 544-4653

This report must be preceded or accompanied by a Van Eck Worldwide Insurance Trust Prospectus, which includes more complete information. An investor should consider the investment objective, risks, and charges and expenses of the Fund carefully before investing. The prospectus contains this and other information about the investment company. Please read the prospectus carefully before investing.

Additional information about the Fund's Board of Trustees/Officers and a description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities are provided in the Statement of Additional Information and information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve month period ending June 30 is available, without charge, calling 1.800.826.2333, or by visiting www.vaneck.com, or on the Commission's website at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Qs are available on the Commission's website at http://www.sec.gov and may be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1.800.SEC.0330. The Fund's complete schedule of portfolio holdings is also available by calling 1.800.826.2333 or by visiting www.vaneck.com.

Item 2. CODE OF ETHICS.

     Not applicable.

Item 3. AUDIT COMMITTEE FINANCIAL EXPERT.

     Not applicable.

Item 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

     Not applicable.

Item 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

     Not applicable.

Item 6. SCHEDULE OF INVESTMENTS.

     Information included in Item 1.

Item 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

     Not applicable.

Item 8. PORTFOLIO MANAGER OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

     Not applicable.

Item 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

     Not applicable.

Item 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

     None.

Item 11. CONTROLS AND PROCEDURES.

(a) The Chief Executive Officer and the Chief Financial Officer have concluded that the Worldwide Hard Assets Fund disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the Worldwide Hard Assets Fund is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b) There were no significant changes in the registrant's internal controls over financial reporting or in other factors that could significantly affect these controls over financial reporting subsequent to the date of our evaluation.

Item 12. EXHIBITS.

(a)(1) Not applicable.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2) is attached as Exhibit 99.CERT.

(b) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is furnished as Exhibit 99.906CERT.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) WORLDWIDE INSURANCE TRUST - WORLDWIDE HARD ASSETS FUND

By (Signature and Title) /s/ Bruce J. Smith, SVP & CFO
                         -----------------------------
Date August 26, 2005
     ---------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) /s/ Keith J. Carlson, CEO
                        -------------------------
Date August 26, 2005
     ---------------

By (Signature and Title)  /s/ Bruce J. Smith, CFO
                        ---------------------------

Date August 26, 2005
     ---------------